UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 16, 2005

Date of Report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreement

On June 15, 2005, Hock E. Tan entered into an employment agreement with Integrated Device Technology, Inc., a Delaware corporation (“IDT”) to act as chairman of the IDT board of directors (the “Employment Agreement”), which agreement became effective on September 16, 2005 following the completion of the Merger described in Item 2.01 below.

Mr. Tan will serve as chairman of the IDT board of directors for the two-year term of the Employment Agreement. Mr. Tan will also serve as an executive officer of IDT. During the first year of Mr. Tan’s employment, his primary responsibility will be to manage the transition and integration of the business and operations of Integrated Circuit Systems, Inc., a Pennsylvania corporation (“ICS”) with the business and operations of IDT.

Mr. Tan’s base salary pursuant to the Employment Agreement is $325,000 per year. In addition, Mr. Tan is eligible to earn an annual bonus with a target of 75% of his base salary based upon his achievement of certain individual, unit and corporation-wide performance targets pursuant to IDT’s Incentive Compensation Plan. Mr. Tan will also receive an option to purchase 200,000 shares of IDT common stock, in addition to the two replacement grants of options to purchase IDT common stock which will be granted in replacement of the options to purchase ICS common stock that Mr. Tan held prior to the completion of the Merger, as described in Item 2.01 below. 50% of Mr. Tan’s option to purchase 200,000 shares of IDT common stock will vest, contingent on Mr. Tan’s continued service with IDT, on the first anniversary of the commencement of Mr. Tan’s employment with IDT, and the remaining 50% of Mr. Tan’s option to purchase 200,000 shares of IDT common stock will vest, contingent on Mr. Tan’s continued service with IDT, on the second anniversary of the commencement of Mr. Tan’s employment with IDT.

Mr. Tan’s employment may be terminated without Cause by IDT, provided such termination is approved by no less than 75% of the members of the Board or by Mr. Tan for Good Reason (as such capitalized terms are defined in the Employment Agreement). In the event of such a termination without Cause, or resignation for good reason, IDT is required, upon Mr. Tan’s signing and not revoking a release of all claims against IDT, to make severance payments to Mr. Tan in the amount of 100% of his base salary, continue to pay health benefit premiums for Mr. Tan and his family for a maximum of twelve months and provide twelve months of accelerated vesting of his outstanding stock options.

The above summary is qualified in its entirety by the Employment Agreement, which is filed as Exhibit 10.3 to IDT’s Registration Statement on Form S-4 (Registration No. 333-126831) filed on July 22, 2005, and is incorporated herein by reference.

Outside Director Compensation For Directors Appointed September 16, 2005

During fiscal year 2006, members of the IDT board of directors who are not also officers or employees of IDT will be paid an annual retainer in the amount of $25,000 per fiscal year, $2,500 per quarterly board meeting attended and $1,000 per additional board meeting attended (excluding telephone meetings). Audit Committee members will receive $1,000 per committee meeting attended (excluding telephone meetings), the Chair of the Audit Committee will receive an annual retainer of $5,000 per fiscal year and other Audit Committee members will receive an annual retainer of $2,500 per fiscal year. Other committee members will receive $500 per committee meeting attended (excluding telephone meetings) if not conducted on the same day as a board meeting. As described in Item 5.03 below, on September 16, 2005, Lewis C. Eggebrecht, John Howard, Hock E. Tan and Nam P. Suh, Ph.D. were appointed to fill vacancies on the IDT board of directors. Messrs. Eggebrecht and Howard and Dr. Suh will receive the appropriate compensation described above. Mr. Tan has been appointed as an executive officer of IDT and, thus, is not eligible to receive the compensation described above, but is eligible to receive the compensation set forth in his Employment Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 16, 2005, IDT completed its merger (the “Merger”) with ICS, pursuant to that certain Agreement and Plan of Merger, dated June 15, 2005 (the “Merger Agreement”), among IDT, Colonial Merger Sub I, Inc., a Pennsylvania corporation and wholly-owned subsidiary of IDT (“Merger Sub”), and ICS. In connection with the completion of the Merger, ICS merged with and into Merger Sub with Merger Sub surviving the Merger as a wholly-owned subsidiary of IDT.

In connection with the Merger, each former ICS shareholder will receive 1.3 shares of IDT common stock and $7.25 in cash (the “Merger Consideration”). In addition, in connection with the Merger, each outstanding option to purchase ICS common stock granted under the ICS 1999 Stock Option Plan, the ICS 2000 Long-Term Equity Incentive Plan and the ICS 2002 Employees’ Equity Incentive Plan (collectively, the “Plans”) was cancelled. Former holders of outstanding options to purchase ICS common stock granted under the Plans, whether or not vested or exercisable and with an exercise price per share less than $21.62, will receive cash equal to the excess of $21.62 over the exercise price of such options.

Promptly following the consummation of the Merger, IDT will also make two replacement grants of options to purchase IDT common stock to each former holder of options to purchase ICS common stock who continues to be employed by IDT or any of its subsidiaries following the completion of the Merger. The first replacement grant of options will be granted under IDT’s 2004 Equity Plan (the “2004 Plan”) for the same number of shares of IDT common stock, will be vested to the same extent and vest according to the same vesting schedule as such former ICS option holder’s replaced options to purchase ICS common stock and will have a term equal to that provided in IDT’s standard form of stock option agreement under the 2004 Plan (the “2004 Plan Option Agreement”), which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The second replacement grant of options will be granted under the 2004 Plan for a number of shares of IDT common stock determined by multiplying (a) the number of shares subject to the first replacement grant of IDT stock options by (b) the quotient of (i) $21.62 and (ii) $11.05, and subtracting (c) the number of shares subject to the first replacement grant of options to purchase IDT common stock. The second replacement grant of IDT stock options will vest according to the same vesting schedule and have a term equal to that provided in IDT’s 2004 Plan Option Agreement. The exercise price for both replacement option grants will be equal to the fair market value of IDT common stock on the date of grant.

The Merger Consideration for ICS shareholders was determined through arms-length negotiation between IDT and ICS. Prior to the execution of the Merger Agreement, neither IDT nor any of its affiliates, nor any director or officer of IDT or any associate of any such director or officer, had any material relationship with ICS.

ICS designs, develops, and markets silicon timing devices for communications, networking, computing and digital multimedia applications.

IDT currently intends to continue to use the tangible assets of ICS substantially in the same manner in which they were used by ICS immediately prior to the Merger.

The summary of the Merger Agreement and the Merger contained in this Current Report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to IDT’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2005, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Directors; Resignation of Directors

In connection with the completion of the Merger, on September 16, 2005 the size of the IDT board of directors was increased to nine members and Dave Roberson resigned his position as a member of the IDT board of directors, effective upon completion of the Merger. In addition, on September 16, 2005, in order to satisfy certain requirements of the Merger Agreement, the IDT board of directors appointed John Schofield a Class II director of IDT with a term expiring in 2007. Prior to such appointment, Mr. Schofield served as a Class III director of IDT with a term expiring in 2008. On September 16, 2005, pursuant to the Merger Agreement, the IDT board of directors appointed Lewis C. Eggebrecht, John Howard, Hock E. Tan and Nam P. Suh, Ph.D. to fill the vacancies on the IDT board of directors, effective upon completion of the Merger. Each of Messrs Eggebrecht, Howard and Tan and Dr. Suh are former directors of ICS.

On September 16, 2005, pursuant to the Merger Agreement and effective as of the completion of the Merger, Mr. Howard and Dr. Suh were appointed as Class I directors of IDT with terms expiring in 2006, Mr. Eggebrecht was appointed as a Class III director of IDT with a term expiring in 2008, and Mr. Tan was appointed as a Class II director and chairman of the IDT board of directors with a term expiring in 2007.

In connection with the completion of the Merger, the following board committee appointments were also made on September 16, 2005: Dr. Suh was named to the Audit Committee and the Compensation Committee and Mr. Howard was named to the Nominating Committee and the Governance Committee.

Certain Relationships and Related Transactions

Pursuant to the Merger Agreement, Messrs. Eggebrecht, Howard and Tan and Dr. Suh will each receive (a) Merger Consideration upon exchange of any shares of ICS common stock such directors hold, (b) replacement options for any options to purchase ICS common stock such directors held prior to the completion of the Merger and (c) the excess amount, if any, of $21.62 over the exercise price of any options to purchase ICS common stock such directors hold, whether or not such options are vested or exercisable, which is referred to herein as the “spread value” of such options. Mr. Eggebrecht will beneficially receive an aggregate of $751,980.49 and 134,837 shares of IDT common stock as Merger Consideration, 62,609 options to purchase IDT common stock in replacement of cancelled options to purchase ICS common stock and will not receive any spread value in connection with cancelled options to purchase ICS common stock. Mr. Howard will beneficially receive an aggregate of $546,660.49 and 98,021 shares of IDT common stock as Merger Consideration, 31,305 options to purchase IDT common stock in replacement of cancelled options to purchase ICS common stock and will not receive any spread value in connection with cancelled options to purchase ICS common stock. Dr. Suh will beneficially receive 46,957 options to purchase IDT common stock in replacement of cancelled options to purchase ICS common stock, but will not receive any cash or shares of IDT common stock as Merger Consideration and will not receive any spread value in connection with cancelled options to purchase ICS common stock. Mr. Tan will beneficially receive 1,094,123 options to purchase IDT common stock in replacement of cancelled options to purchase ICS common stock and $2,308,004.47 representing the spread value of cancelled options to purchase ICS common stock, but will not receive any cash or shares of IDT common stock as Merger Consideration.

In addition, IDT has entered into its standard form of indemnification agreement with each of Messrs. Eggebrecht, Howard and Tan and Dr. Suh, which agreements provide, among other things, that IDT will indemnify such directors, under the circumstances and to the extent provided for therein, for expenses, judgments, fines and settlements such directors may be required to pay in actions or proceedings which they are or may be made a party by reason of their position as a director of IDT, and otherwise to the full extent permitted under Delaware law and the amended and restated bylaws of IDT. The above summary is qualified in its entirety by IDT’s form of indemnification agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference.

In addition, the total number of shares of IDT common stock outstanding has increased following the Merger and it is anticipated that an increase of the trading volume of IDT common stock may occur following the Merger, which may facilitate the sale of an increased number of shares of IDT common stock by existing IDT directors, as well as Messrs. Eggebrecht, Howard and Tan and Dr. Suh in the future.

In addition, each of Messrs. Eggebrecht, Howard and Tan and Dr. Suh will be eligible to receive the compensation described in Item 1.01 above, which amounts will be in addition to any entitlements described in Item 2.01 above.

Pursuant to the Merger Agreement, IDT has also agreed to cause to be maintained for a period of six years after the Merger charter and bylaw provisions with respect to indemnification and advancement of expenses that are at least as favorable to the intended beneficiaries, including all past ICS directors and officers, as those contained in the charter and bylaws of ICS in effect on the date the Merger Agreement was signed. For six years following the effective time of the merger, IDT will maintain for the benefit of those individuals who were directors and officers of ICS prior to the effective time of the Merger an insurance policy that provides coverage for acts or omissions occurring prior to the effective time of the Merger, covering those persons who are covered by ICS’s directors’ and officers’ liability insurance policy immediately prior to the effective time of the Merger, on terms no less favorable to such persons than the terms of such current insurance coverage. Each of Messrs. Eggebrecht, Howard and Tan and Dr. Suh will benefit from the above provisions set forth in the Merger Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Merger, the bylaws of IDT were amended and restated effective as of September 16, 2005. IDT’s bylaws were amended and restated to provide that: (a) until 2007, the board of directors will include at least five directors designated by IDT and at least four directors designated by ICS, until 2008, the board of directors will include at least four directors designated by IDT and at least three directors designated by ICS, until 2009 the board of directors will include at least three directors designated by IDT and at least two directors designated by ICS and until 2010, the board of directors will include at least two directors designated by IDT; (b) the IDT board of directors will consist of nine members; (c) the chairman of the IDT board of directors as of the effective time of the Merger will be Hock E. Tan, the former President and Chief Executive Officer of ICS; (d) if any of the directors designated by IDT or ICS pursuant to the Merger Agreement ceases to serve as a director of IDT during the period noted in subpart (a) when a specified number of IDT-designated or ICS-designated directors is to serve, thereby resulting in that specified number of directors no longer serving, the remaining IDT-designated directors or ICS-designated directors, as appropriate, shall select a replacement director to fill such vacancy; (e) during all times when ICS is entitled to designate directors to sit on the board of directors of IDT, at least one ICS designated director will serve on each committee of the board of directors of IDT, provided that the IDT board of directors determines that such ICS designated director is “independent” under applicable rules and regulations of the SEC and the Nasdaq National Market; and (f) during all times when IDT or ICS is entitled to designate directors to sit on the board of directors of IDT, any increase in the size of the board of directors will require the consent of at least a majority of those IDT designated directors or ICS designated directors, as applicable, currently serving on the IDT board of directors.

The summary of changes to IDT’s bylaws set forth above is qualified in its entirety by reference to the full text of the amended and restated bylaws of IDT, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

All required financial statements with respect to ICS will be filed by amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which this report is required to be filed.

(b) Pro Forma Financial Information

All required pro forma financial information with respect to ICS will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this report is required to be filed.

The following exhibits are filed herewith.

(c) Exhibits

2.1	Agreement and Plan of Merger, dated June 15, 2005, by and among Integrated Device Technology, Inc., a Delaware corporation (“IDT”), Colonial Merger Sub I, Inc., a Pennsylvania corporation and wholly-owned subsidiary of IDT and Integrated Circuit Systems, Inc., a Pennsylvania corporation, filed as Exhibit 2.1 to IDT’s Current Report on Form 8-K filed on June 20, 2005 and incorporated herein by reference.

3.1	Amended and Restated Bylaws of Integrated Device Technology, dated September 16, 2005.

10.1	Employment Agreement, dated June 15, 2005, by and between Integrated Device Technology, Inc. and Hock E. Tan, filed as Exhibit 10.3 to IDT’s Registration Statement on Form S-4 (Registration No. 333-126831) filed on July 22, 2005 and incorporated herein by reference.

10.2	Form of Integrated Device Technology, Inc. Grant Summary and Stock Option Agreement under the 2004 Equity Plan.

10.3	Form of Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/S/ CLYDE R. HOSEIN
Clyde R. Hosein
Vice President and Chief Financial Officer
(duly authorized officer)

Date: September 21, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Integrated Device Technology, dated September 16, 2005.

10.2	Form of Integrated Device Technology, Inc. Grant Summary and Stock Option Agreement under the 2004 Equity Plan.

10.3	Form of Indemnification Agreement.